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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     June 23, 2004
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                            (Date of earliest event reported)

                       Corporate Asset Backed Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                 001-13444                     22-3281571
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(State of Incorporation)         (Commission                  (I.R.S. Employer
                                 File Number)                Identification No.)

         445 Broad Hollow Road
         Suite 239

         Melville, New York                                            11747
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(Address of Principal Executive Offices)                            (Zip Code)

        Registrant's Telephone Number, including area code (631) 587-4700
                                                           --------------
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ITEM 5. Other Events

UBS AG

OVERVIEW

UBS AG and subsidiaries ("UBS") comprise one of the world's leading financial firms, serving a discerning global client base. As an organization, it combines financial strength with a global culture that embraces change. As an integrated firm, UBS creates added value for clients by drawing on the combined resources and expertise of all its businesses.

UBS is the world's leading wealth management business, a global investment banking and securities firm with a strong institutional and corporate client franchise, a key asset manager and, with roughly a quarter of the Swiss lending market, the market leader in Swiss corporate and individual client banking.

On December 31, 2003, UBS employed approximately 66,000 people. With headquarters in Zurich, Switzerland and Basel, Switzerland, UBS operates in over 50 countries and from all major international centers.

UBS is managed through four Business Groups and its Corporate Center, each of which is summarized below.

Further information about UBS, including more detailed descriptions of the Business Groups and Corporate Center, is contained in UBS AG's Annual Report on US Securities and Exchange Commission Form 20-F for the year ended December 31, 2003 (the "Form 20-F"), which is incorporated by reference into this Form 8-K and the registration statement of Corporate Asset Backed Corporation on Form S-3 (Registration Number 333-111572) (the "Registration Statement").

WEALTH MANAGEMENT & BUSINESS BANKING

Wealth Management provides a comprehensive range of products and services individually tailored for wealthy clients around the world via its global branch network and through financial intermediaries. With CHF 701 billion in invested assets on December 31, 2003, more than 140 years of wealth management experience and an extensive branch network comprising 112 offices in Switzerland and 56 offices around the world, it is the world's largest private bank.

Business Banking Switzerland is the leading bank in Switzerland. At the end of 2003, it had around 3.5 million individual client accounts, and relationships with around some 150,000 corporate clients, including institutional investors, public entities and foundations based in Switzerland, as well as 3,000 financial institutions worldwide. Clients have invested assets of CHF 212 billion with Business Banking. With a total loan book of CHF 139 billion on December 31, 2003, it leads the Swiss lending and retail mortgage market.
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GLOBAL ASSET MANAGEMENT

The Global Asset Management business is one of the world's leading asset managers, providing investment management solutions to private clients, financial intermediaries and institutional investors. It is distinguished by its integrated global investment processes and the breadth, depth and scope of investment capabilities which enable it to offer investment solutions in nearly every major asset class. Invested assets totaled CHF 574 billion on December 31, 2003, making it one of the largest global institutional asset managers, the second largest mutual fund manager in Europe, and the largest mutual fund manager in Switzerland.

INVESTMENT BANK

UBS's Investment Bank operates globally as a client-driven investment banking and securities firm. Its salespeople, research analysts and investment bankers provide products and services to the world's key institutional investors, intermediaries, banks, insurance companies, corporations, sovereign governments, supranational organizations and private investors. For both its own corporate and institutional clients and the individual clients of other parts of UBS, the Investment Bank provides product innovation, research and advice, and comprehensive access to the world's capital markets.

WEALTH MANAGEMENT USA

Wealth Management USA is one of the biggest US wealth managers. With CHF 634 billion in invested assets and nearly 2 million private client relationships, its focus is on wealth management services to the core affluent (clients with more than USD 500,000 in investable assets) and to high net worth individuals (clients with more than USD 5 million in investable assets). It has almost 7,800 financial advisors in 366 branch office locations that build and maintain consultative relationships with their clients.

CORPORATE CENTER

UBS's portfolio of businesses is planned and managed for the long-term maximization of shareholder value. Corporate Center creates sustainable value for shareholders and stakeholders by partnering with the Business Groups to ensure that the firm operates as an effective and integrated whole with a common vision and set of values.

CORPORATE INFORMATION

The legal and commercial name of the company is UBS AG. The company was incorporated under the name SBC AG on February 28, 1978 for an unlimited duration and entered in the Commercial Register of Canton Basle-City on that day. On December 8, 1997, the Company
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changed its name to UBS AG. The company in its present form was created on June
29, 1998 by the merger of Union Bank of Switzerland (founded 1862) and Swiss Bank Corporation (founded 1872). UBS AG is entered in the Commercial Registers of Canton Zurich and Canton Basle-City. The registration number is CH-270.3.004.646-4.

UBS AG is incorporated and domiciled in Switzerland and operates under Swiss Company Law and Swiss Federal Banking Law as an Aktiengesellschaft, a corporation that has issued shares of common stock to investors.

The address and telephone number of UBS AG's two registered offices and principal places of business are: Bahnhofstrasse 45, CH-8098 Zurich, Switzerland, telephone +41-1-234 11 11; and Aeschenvorstadt 1, CH-4051 Basel, Switzerland, telephone +41-61-288 20 20.

UBS AG shares are listed on the SWX Swiss Exchange and traded through virt-x which is majority owned by the SWX Swiss Exchange. They are also listed on the New York Stock Exchange and on the Tokyo Stock Exchange.

CAPITALIZATION OF UBS

The following table sets forth the consolidated capitalization of UBS in accordance with International Financial Reporting Standards and translated into U.S. Dollars.

                                                        CHF                USD
As of March 31, 2004                                        (In millions)
--------------------
Debt
  Short Term Debt Issued(1) ..............            106,113             83,754
  Long Term Debt Issued(1) ...............             60,773             47,968
                                                      -------            -------
  Total Debt Issued ......................            166,886            131,722
Minority Interest(2) .....................              4,606              3,635
Shareholders' Equity .....................             37,602             29,679
                                                      -------            -------
Total Capitalization .....................            209,094            165,036
                                                      =======            =======

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(1)   Includes Money Market Paper and Medium Term Notes as per Balance Sheet
      position.

(2)   Includes Trust preferred securities.

Swiss francs (CHF) amounts have been translated into U.S. dollars (USD) at the rate of CHF 1 = USD 0.78929.
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WHERE YOU CAN FIND MORE INFORMATION

UBS AG is subject to the informational requirements of the Securities Exchange Act and files reports and other information with the SEC under File No. 1-15060. You may read and copy any reports, statements and other information that UBS AG files with the SEC (i) over the Internet at the SEC's website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC; (ii) at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices located at 233 Broadway, New York, New York 10279, and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661; (iii) at the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005; (iv) at the American Stock Exchange LLC, 86 Trinity Place, New York, New York 10006; (v) over the Internet at UBS AG's web site at http://www.ubs.com/investor-relations; and (vi) at no cost, upon request to UBS AG, Investor Relations G41B, P.O. Box, CH-8098 Zurich, Switzerland, Phone:
011-41-1-234-41-00, Fax: 011-44-1-234-34-15, E-mail:
SH-investorrelations@ubs.com.

INCORPORATION OF DOCUMENTS BY REFERENCE

We are incorporating by reference in this Form 8-K and the Registration Statement UBS AG's (a) Annual Report on Form 20-F for the year ended December 31, 2003, which UBS AG filed with the SEC on March 31, 2004 and (b) Forms 6-K filed with the SEC on April 22, 2004, May 4, 2004 and May 11, 2004. We are also incorporating all subsequent reports that UBS AG files with the SEC on Form 20-F under the Securities Exchange Act after the date of this Form 8-K and prior to the termination of any offering of certificates or notes by us. We may also incorporate any reports on Form 6-K that UBS AG submits to the SEC after the date of this Form 8-K and prior to the termination of any offering of certificates or notes by us if the Form 6-K filing specifically states that it is incorporated by reference into the Registration Statement or into registration statements that UBS AG files with the SEC. Information that UBS AG files with or submits to the SEC later will automatically update the information in this Form 8-K and the Registration Statement. In all cases, you should rely on the later information over different information included in this Form 8-K and the Registration Statement.

You may request a copy, at no cost, of any or all of the document(s) we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling UBS AG at: UBS AG, Investor Relations G41B, P.O. Box, CH-8098 Zurich, Switzerland, Phone: 011-41-1-234-41-00, Fax: 011-41-1-234-34-15, E-mail:
SH-investorrelations@ubs.com, Internet: www.ubs.com/investor-relations.


EXPERTS

The consolidated balance sheets of UBS AG at December 31, 2003 and 2002 and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the three years in the period ended December 31, 2003 incorporated by reference into this Form 8-K and the Registration Statement have been audited by Ernst & Young Ltd., independent
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auditors, as set forth in their report thereon incorporated by reference into this Form 8-K and the Registration Statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

ITEM 7. Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.                   Description
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   23.1              Consent of Ernst & Young Ltd.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CORPORATE ASSET BACKED CORPORATION



                                           By: /s/ Robert D. Vascellaro
                                              _______________________________
                                              Name: Robert D. Vascellaro
                                              Title: Vice President

Date: June 23, 2004
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                                INDEX TO EXHIBITS

    Exhibit No.                  Description
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        23.1            Consent of Ernst & Young Ltd.